                                                                   Exhibit 10.52


                     THIS SUPPLEMENT SHALL NOT BE BINDING
                      UPON THE PORT AUTHORITY UNTIL DULY
                   EXECUTED BY AN EXECUTIVE OFFICER THEREOF
                      AND DELIVERED TO THE LESSEE BY AN
               AUTHORIZED REPRESENTATIVE OF THE PORT AUTHORITY

                                                Port Authority Lease No. ANA-041
                                                Supplement No. 5
                                                Port Authority Facility -
                                                Newark International Airport

                            SUPPLEMENTAL AGREEMENT

        THIS SUPPLEMENTAL AGREEMENT, made as of February 1, 1994, by and between THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY (hereinafter called "the Port Authority") and FEDERAL EXPRESS CORPORATION (hereinafter called "the Lessee"),

        WITNESSETH, That:

        WHEREAS, the Port Authority and the Lessee are parties to an agreement of lease dated October 1, 1983 (which agreement of lease, as the same has been heretofore supplemented and amended, is hereinafter called "the Lease"), covering certain premises, rights and privileges at and in respect to Newark International Airport (hereinafter called "the Airport") as therein set forth; and

        WHEREAS, the parties desire to amend the Lease in certain respects:

        NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed effective as of February 1, 1994, as follows:

        1.(a)    Exhibit Z attached to the Lease is hereby amended as follows:
Paragraph 9 thereof (as set forth on pages 3 and 4 of said Exhibit Z) shall be deemed amended to read as set forth in the exhibit attached hereto, hereby made a part thereof and marked "Exhibit Z-Paragraph 9," which shall be and form a part of Exhibit Z of the Lease as if therein set forth in full.

          (b) It is expressly recognized that the aforesaid amendment to Exhibit Z of the Lease is based on the specific request of the Lessee as reflected by the amendment of the fuel service agreement between the Lessee and the Port Authority's independent contractor (sometimes called the "Operator"), which amendment is attached hereto and marked as "Exhibit A", and, further, without limiting any other term or provision of the Lease or of Exhibit Z, that the contents of Exhibit Z, as hereby amended, form a part of the said fuel service agreement between the Port Authority's independent contractor and the Lessee, and, further, that neither Exhibit Z as hereby amended nor anything contained therein shall limit, modify or alter any rights and remedies or obligations of the Port Authority as a party to the said agreement between the Operator and the Lessee. It is further specifically understood and agreed that neither said Exhibit Z, as hereby amended, nor anything contained therein shall be deemed to impose any liability or responsibility of any type whatsoever on the part of the Port Authority for any failure of the Operator to perform or for any improper performance by the Operator of any of its obligations under the said agreement between the Operator and the Lessee.

        2.(a)    It is specifically recognized that, pursuant to the terms of the Lease, Exhibit Z may be changed, modified or amended (including the amendment herein provided) upon agreement of the Port Authority and a majority of the "Airline Lessees" as defined in the Lease, and that accordingly, this Supplemental Agreement shall be deemed effective upon (i) the execution hereof by the Lessee and the Port Authority and (ii) upon the execution of a agreement substantially similar to this Agreement by each of the airlines constituting said majority of "Airline Lessees."

          (b) It is also hereby specifically recognized and agreed that the said amendment to Exhibit Z of the Lease will be incorporated into the fuel storage permit of each fuel storage permittee at the Airport by an appropriate supplement or endorsement thereto, and that neither the failure or refusal of any such fuel storage permittee to execute said supplement or endorsement shall affect the effectiveness of the amendment to Exhibit Z hereunder.

        3. Except as hereinbefore provided, all the terms, covenants and conditions of the Lease shall be and remain in full force and effect.

        4. No Commissioner, director, officer, agent or employee of either party shall be charged personally or held contractually liable by or to the other party under any term or provision of this Agreement or because of its or their execution or attempted execution or because of any breach or attempted or alleged breach thereof. The Lessee agrees that no representations or warranties with respect to this Agreement shall be binding upon the Port Authority unless expressed in writing herein.

        5. This Supplemental Agreement, together with the Lease (to which it is supplementary) constitutes the entire agreement between the Port Authority and the Lessee on the subject matter, and may not be changed, modified, discharged or extended except by instrument in writing duly executed on behalf of the Port Authority and the Lessee. The Lessee agrees that no representations or warranties shall be binding upon the Port Authority unless in writing in the Lease or in this Supplemental Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

ATTEST:                                    THE PORT AUTHORITY OF NEW YORK
                                                    AND NEW JERSEY


  /s/   X                                  By /s/ GERALD P. FITZGERALD
- ---------------------------------             ---------------------------------
    ACTING Secretary                                  DEPUTY DIRECTOR
                                           (Title)      OF AVIATION
                                                  -----------------------------
                                                          (Seal)

ATTEST:                                    FEDERAL EXPRESS CORPORATION


  /s/ Sybille S. Noble                     By /s/ GILBERT MOOK
- ---------------------------------             ---------------------------------
    Assistant Secretary                               V.P. PROPERTIES
                                                            AND
                                           (Title)       FACILITIES
                                                  -----------------------------
                                                       (Corporate Seal)

                          "Exhibit Z - Paragraph 9"



                                 8-Point Test

The "8-Point Test" shall consist of the following:


         Test                                            Specification
         ----                                            -------------
1.       Color, Saybolt, min.                            Report
2.       API Gravity at 60 F                             37(degree)  -  51(degree)
3.       Flash Point, TCC, min.                          100(degree) - 150(degree) F
4.       Copper Strip Corrosion, max.                    No. 1
         (2h at 212 F)

5.       Freeze Point, ASTM D2386 max.                   Jet A - 40(degree) C
                                                         Jet A-1 - 47(degree) C

6.       Water Tolerance:
                 Separatin Rating, max.                  2
                 Interface rating, max.                  1(b)
                 ML, change                              Report

7.       Distillation:
                 10% Evaporated, max. Temp.              400(degree) F
                 50% Evaporated, max. Temp.              Report
                 90% Evaporated, max. Temp.              Report
                 Final Boiling Point, max. Temp.         572(degree) F
                 Residue, max. %                         1.5%
                 Loss, max. %                            1.5%

8.       Water Separometer Index,                        85
         Modified min.



                                            /s/    J.B.
                                         ------------------------------
                                         For the Port Authority
                 Initialed:
                                            /s/    D.M.
                                         ------------------------------
                                         For the Lessee

Ogden Aviation Service Company
of New Jersey
Marine Air Terminal
Building 7 South
LaGuardia Airport
Flushing, New York  11371

Attention:  Mr. Bruce R. Pashley

RE:  Revised 8-Point Test

Dear Sirs:

This is to confirm the following agreement among the undersigned (the "Airline"), Ogden Aviation Service Company of New Jersey, Inc., ("Ogden") and the other airline members of the EWR Airline Fuel Committee:

         1. From and after the effective date of this agreement, the 8-point test set forth in the Exhibit attached hereto shall be the "8-point test" applied by Ogden's independent testing laboratory as required under the fueling standards, specifications and delivery procedures set forth in Article 2 and Exhibit 1 of each of the fuel service agreements between Ogden and each EWR Fuel Storage Permittee.

         2.      This agreement shall become effective as of the day on which:

                 (a) Each of the other airline members of the EWR Airline Fuel Committee shall have delivered to Ogden an executed agreement to the same effect as this agreement and Ogden shall have executed each such agreement and this agreement, and

                 (b) The Port Authority of New York and New Jersey shall have provided to Ogden evidence of its approval for the use herein contemplated of the 8-point test set forth in the attached Exhibit which approval may be in the form of a notice from the Port Authority to Ogden indicating that the Port Authority and the Required number of Master Airline Lessees as specified in the Newark Master Airline Leases have agreed to the changes in the 8-Point Test.

         3. Promptly after the effective date of this agreement, Ogden shall notify each Fuel Storage Permittee and provide to each a copy of the 8-point test set forth in the attached Exhibit, and the 8-point test referred to in each Ogden service agreement shall thereupon be deemed amended to conform to the 8-point test set forth in the attached Exhibit without further amendment to any such documents.

If Ogden agrees to the foregoing, please so indicate in the place provided below and on the enclosed duplicate copy hereof, and return the executed duplicate to the undersigned.

                                              Agreed:


                                                 FEDERAL EXPRESS CORPORATION
                                              --------------------------------
                                                         (Airline)

                                              By   /s/ William Stark
                                                ------------------------------

                                              Its  Mng. Dir. - Fuel
                                                  ----------------------------
Agreed this 28th day of
January, 1994

Ogden Aviation Service Company
of New Jersey, Inc.

By  /s/ John W. Bauknecht
  -----------------------------

Its   Vice President
   ----------------------------
     John W. Bauknecht
      Vice President

EXHIBIT 1


                                  8-Point Test


The "8-Point Test" shall consist of the following:


         Test                                            Specification
         ----                                            -------------

1.       Color, Saybolt, min.                            Report
2.       API Gravity at 60 F                             37(degree)  -  51(degree)
3.       Flash Point, TCC, min.                          100(degree) - 150(degree) F
4.       Copper Strip Corrosion, max.                    No. 1
         (2h at 212 F)

5.       Freeze Point, ASTM D2386 max.                   Jet A - 40(degree) C
                                                         Jet A-1 - 47(degree) C

6.       Water Tolerance:
                 Separatin Rating, max.                  2
                 Interface rating, max.                  1(b)
                 ML, change                              Report

7.       Distillation:
                 10% Evaporated, max. Temp.              400(degree) F
                 50% Evaporated, max. Temp.              Report
                 90% Evaporated, max. Temp.              Report
                 Final Boiling Point, max. Temp.         572(degree) F
                 Residue, max. %                         1.5%
                 Loss, max. %                            1.5%

8.       Water Separometer Index,                        85
         Modified min.



CSL-61373; - ACK. N.J.; CORP. & CORP.

STATE OF NEW JERSEY               )
                                  ) ss.
COUNTY OF                         )

        On this 28 day of February 1995, before me, the subscriber, a notary public of New York, personally appeared G. P. Fitzgerald the Deputy Dir. of Aviation of The Port Authority of New York and New Jersey, who I am satisfied is the person who has signed the within instrument; and, I having first made known to him the contents thereof, he did acknowledge that he signed, sealed with the corporate seal and delivered the same as such officer aforesaid and the within instrument is the voluntary act and deed of such corporation made by virtue of the authority of its Board of Commissioners.


                                              /s/ Jacqueline White
                                        ---------------------------------
                                            (notarial seal and stamp)
                                        Commission Expires:  May 31, 1995


STATE OF TENNESSEE                )
                                  ) ss.
COUNTY OF SHELBY                  )

        On this 10th day of November, 1994, before me, the subscriber, a notary public of Tennessee, personally appeared Gilbert Mook, the Vice President of FEDERAL EXPRESS CORPORATION, who I am satisfied is the person who has signed the within instrument; and, I having first made known to him the contents thereof, he did acknowledge that he signed, sealed with the corporate seal and delivered the same as such officer aforesaid and the within instrument is the voluntary act and deed of such corporation made by virtue of the authority of its Board of Directors.


                                               /s/ Sandra Y. Snell
                                        ---------------------------------
                                            (notarial seal and stamp)
                                        Commission Expires:  September 1, 1995


STATE OF                          )
                                  ) ss.
COUNTY OF                         )

        On this ______ day of ___________ , 1994, before me, the subscriber, a ______________________personally appeared __________________ the President of
____________who I am satisfied is the person who has signed the within instrument; and, I having first made known to him the contents thereof, he did acknowledge that he signed, sealed with the corporate seal and delivered the same as such officer aforesaid and the within instrument is the voluntary act and deed of such corporation made by virtue of the authority of its Board of Directors.


                                        ---------------------------------
                                            (notarial seal and stamp)